American Century Investments®
Quarterly Portfolio Holdings
American Century® Emerging Markets Bond ETF (AEMB)
November 30, 2022

American Century Emerging Markets Bond ETF - Schedule of Investments
NOVEMBER 30, 2022 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
CORPORATE BONDS — 46.9%
Brazil — 5.2%
B2W Digital Lux Sarl, 4.375%, 12/20/30(1)	200,000	124,984
Banco BTG Pactual SA, 5.50%, 1/31/23	200,000	199,981
CSN Resources SA, 4.625%, 6/10/31(1)	400,000	309,977
Embraer Netherlands Finance BV, 6.95%, 1/17/28(1)	200,000	199,102
Guara Norte Sarl, 5.20%, 6/15/34(1)	187,230	155,183
GUSAP III LP, 4.25%, 1/21/30(1)	250,000	226,791
MC Brazil Downstream Trading SARL, 7.25%, 6/30/31(1)	200,000	165,895
		1,381,913
Chile — 1.3%
Empresa Nacional de Telecomunicaciones SA, 4.75%, 8/1/26	100,000	97,121
Kenbourne Invest SA, 4.70%, 1/22/28(1)	229,000	166,441
VTR Finance NV, 6.375%, 7/15/28(1)	200,000	88,500
		352,062
China — 1.2%
Alibaba Group Holding Ltd., 4.20%, 12/6/47(2)	100,000	76,790
Alibaba Group Holding Ltd., 4.40%, 12/6/57	130,000	98,369
Tencent Holdings Ltd., 3.24%, 6/3/50	200,000	128,920
		304,079
Colombia — 6.4%
Ecopetrol SA, 5.875%, 9/18/23	200,000	198,853
Ecopetrol SA, 6.875%, 4/29/30	200,000	179,439
Ecopetrol SA, 4.625%, 11/2/31	200,000	150,768
EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA, 5.375%, 12/30/30(1)	440,000	292,491
Geopark Ltd., 5.50%, 1/17/27(1)	400,000	351,038
Millicom International Cellular SA, 4.50%, 4/27/31(1)(2)	200,000	164,290
Oleoducto Central SA, 4.00%, 7/14/27(1)	400,000	346,272
		1,683,151
Dominican Republic — 0.2%
Banco De Reservas De La Republica Dominicana Banco De Servicios Multiples SA, 7.00%, 2/1/23	50,000	50,084
Guatemala — 2.0%
Central American Bottling Corp. / CBC Bottling Holdco SL / Beliv Holdco SL, 5.25%, 4/27/29(1)	400,000	361,062
CT Trust, 5.125%, 2/3/32(1)	200,000	173,496
		534,558
India — 2.5%
Adani Ports & Special Economic Zone Ltd., 3.375%, 7/24/24(1)	200,000	188,642
Greenko Dutch BV, 3.85%, 3/29/26	191,000	165,215
Greenko Mauritius Ltd., 6.25%, 2/21/23(1)	100,000	99,500
Reliance Industries Ltd., 2.875%, 1/12/32(1)	250,000	208,470
		661,827
Indonesia — 6.1%
Freeport Indonesia PT, 4.76%, 4/14/27(1)	200,000	193,200
Indonesia Asahan Aluminium Persero PT, 5.45%, 5/15/30(1)	425,000	399,054
Indonesia Asahan Aluminium Persero PT, 5.80%, 5/15/50	200,000	163,591
Medco Bell Pte Ltd., 6.375%, 1/30/27(1)	200,000	178,091
Perusahaan Perseroan (Persero) PT Perusahaan Listrik Negara, 5.45%, 5/21/28	425,000	419,732
PT Perusahaan Perseroan (Persero) Perusahaan Listrik Negara, 5.25%, 10/24/42	300,000	263,874
		1,617,542

Israel — 2.5%
Energean Israel Finance Ltd., 4.50%, 3/30/24(1)	675,000	655,293
Leviathan Bond Ltd., 5.75%, 6/30/23(1)	10,000	10,004
		665,297
Jamaica — 0.7%
Digicel International Finance Ltd. / Digicel International Holdings Ltd., 8.75%, 5/25/24(1)	200,000	175,276
Kazakhstan — 1.6%
KazMunayGas National Co. JSC, 4.75%, 4/19/27(1)	300,000	278,553
KazMunayGas National Co. JSC, 5.75%, 4/19/47	200,000	152,739
		431,292
Luxembourg — 0.9%
EIG Pearl Holdings Sarl, 4.39%, 11/30/46(1)	200,000	150,732
Petrorio Luxembourg Trading Sarl, 6.125%, 6/9/26(1)	100,000	95,025
		245,757
Mexico — 6.6%
BBVA Bancomer SA, VRN, 5.125%, 1/18/33(1)	200,000	173,660
Braskem Idesa SAPI, 6.99%, 2/20/32(1)	200,000	142,002
FEL Energy VI Sarl, 5.75%, 12/1/40(1)	188,378	155,332
Minera Mexico SA de CV, 4.50%, 1/26/50(1)	140,000	108,663
Petroleos Mexicanos, 3.50%, 1/30/23	650,000	645,606
Petroleos Mexicanos, 6.49%, 1/23/27	400,000	362,992
Petroleos Mexicanos, 6.50%, 6/2/41	250,000	160,504
		1,748,759
Nigeria — 1.3%
IHS Netherlands Holdco BV, 8.00%, 9/18/27(1)	400,000	333,440
Panama — 1.3%
C&W Senior Financing DAC, 6.875%, 9/15/27(1)	400,000	357,000
Peru — 2.0%
Inkia Energy Ltd., 5.875%, 11/9/27	227,000	214,317
Petroleos del Peru SA, 4.75%, 6/19/32	400,000	315,154
		529,471
Qatar — 0.2%
Ooredoo International Finance Ltd., 4.50%, 1/31/43(1)	50,000	47,225
Saudi Arabia — 2.9%
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, 3/21/23	400,000	399,044
Saudi Arabian Oil Co., 4.25%, 4/16/39	400,000	363,651
		762,695
South Africa — 0.6%
Sasol Financing USA LLC, 5.50%, 3/18/31(2)	200,000	166,234
United Arab Emirates — 0.7%
DP World Crescent Ltd., 4.85%, 9/26/28	200,000	196,434
Zambia — 0.7%
First Quantum Minerals Ltd., 6.875%, 10/15/27(1)	200,000	190,813
TOTAL CORPORATE BONDS (Cost $14,226,592)		12,434,909
SOVEREIGN GOVERNMENTS AND AGENCIES — 38.4%
Argentina — 0.8%
Argentine Republic Government International Bond, 1.50%, 7/9/35	870,000	204,461
Bolivia — 0.6%
Bolivian Government International Bond, 4.50%, 3/20/28	200,000	158,000
Chile — 2.4%
Chile Government International Bond, 2.55%, 1/27/32	200,000	167,587
Chile Government International Bond, 2.55%, 7/27/33	200,000	160,071
Chile Government International Bond, 4.34%, 3/7/42	200,000	171,188

Chile Government International Bond, 4.00%, 1/31/52	170,000	134,579
		633,425
Colombia — 0.4%
Colombia Government International Bond, 6.125%, 1/18/41	125,000	98,344
Dominican Republic — 4.0%
Dominican Republic International Bond, 5.50%, 2/22/29(1)	200,000	183,908
Dominican Republic International Bond, 4.875%, 9/23/32	600,000	497,507
Dominican Republic International Bond, 6.40%, 6/5/49	450,000	366,862
		1,048,277
Ecuador — 1.4%
Ecuador Government International Bond, 5.50%, 7/31/30	200,000	122,569
Ecuador Government International Bond, 2.50%, 7/31/35	550,000	243,870
		366,439
Egypt — 3.4%
Egypt Government International Bond, 5.58%, 2/21/23(1)	200,000	198,888
Egypt Government International Bond, 5.80%, 9/30/27	200,000	165,635
Egypt Government International Bond, 7.05%, 1/15/32	550,000	409,738
Egypt Government International Bond, 7.625%, 5/29/32(1)	50,000	37,833
Egypt Government International Bond, 8.50%, 1/31/47(1)	150,000	100,851
		912,945
El Salvador — 0.8%
El Salvador Government International Bond, 7.75%, 1/24/23	225,000	211,500
Ghana — 0.3%
Ghana Government International Bond, 8.95%, 3/26/51(1)	250,000	85,505
Guatemala — 2.2%
Guatemala Government Bond, 5.25%, 8/10/29(1)	200,000	192,412
Guatemala Government Bond, 4.90%, 6/1/30	400,000	378,386
		570,798
Indonesia — 2.0%
Indonesia Government International Bond, 8.50%, 10/12/35	200,000	251,503
Indonesia Government International Bond, 4.75%, 7/18/47	75,000	68,427
Indonesia Government International Bond, 5.45%, 9/20/52	200,000	198,870
		518,800
Ivory Coast — 1.0%
Ivory Coast Government International Bond, 5.75%, 12/31/32	270,840	264,093
Jordan — 0.3%
Jordan Government International Bond, 7.375%, 10/10/47(1)	100,000	84,257
Mexico — 1.4%
Mexico Government International Bond, 4.75%, 4/27/32	225,000	216,495
Mexico Government International Bond, 3.50%, 2/12/34	200,000	166,233
		382,728
Nigeria — 0.6%
Nigeria Government International Bond, 7.875%, 2/16/32	200,000	154,295
Oman — 1.7%
Oman Government International Bond, 6.75%, 1/17/48	500,000	459,401
Pakistan — 0.3%
Pakistan Government International Bond, 8.25%, 9/30/25	200,000	92,568
Panama — 2.6%
Panama Government International Bond, 4.50%, 4/16/50	900,000	693,164
Paraguay — 1.3%
Paraguay Government International Bond, 5.40%, 3/30/50	400,000	337,500
Philippines — 0.8%
Philippines Government International Bond, 5.95%, 10/13/47	200,000	217,500
Poland — 0.4%
Republic of Poland Government International Bond, 5.75%, 11/16/32	100,000	105,674

Saudi Arabia — 3.3%
Saudi Government International Bond, 5.50%, 10/25/32(1)	140,000	147,655
Saudi Government International Bond, 4.625%, 10/4/47	600,000	536,577
Saudi Government International Bond, 4.625%, 10/4/47(1)	200,000	178,859
		863,091
South Africa — 4.0%
Republic of South Africa Government International Bond, 5.875%, 9/16/25	500,000	504,658
Republic of South Africa Government International Bond, 5.875%, 4/20/32	600,000	556,838
		1,061,496
Turkey — 1.6%
Turkey Government International Bond, 9.875%, 1/15/28	250,000	261,643
Turkey Government International Bond, 6.625%, 2/17/45	200,000	153,597
		415,240
Ukraine — 0.8%
Ukraine Government International Bond, 7.25%, 3/15/35(6)(7)	1,050,000	225,758
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $11,117,480)		10,165,259
U.S. TREASURY SECURITIES — 5.3%
U.S. Treasury Notes, 2.50%, 3/31/27(3)	550,000	519,492
U.S. Treasury Notes, 1.375%, 11/15/31	400,000	330,953
U.S. Treasury Notes, 1.875%, 2/15/32(3)	650,000	559,864
TOTAL U.S. TREASURY SECURITIES (Cost $1,534,063)		1,410,309
PREFERRED STOCKS — 1.5%
India — 0.7%
Network i2i Ltd., 3.98%	200,000	172,000
Mexico — 0.8%
Banco Mercantil del Norte SA, 8.375%(1)	220,000	214,774
TOTAL PREFERRED STOCKS (Cost $421,518)		386,774
SHORT-TERM INVESTMENTS — 2.5%
Money Market Funds — 1.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class	347,290	347,290
State Street Navigator Securities Lending Government Money Market Portfolio(4)	124,000	124,000
		471,290
U.S. Treasury Bills(5) — 0.7%
U.S. Treasury Bills, 4.26%, 2/21/23	200,000	198,117
TOTAL SHORT-TERM INVESTMENTS (Cost $669,411)		669,407
TOTAL INVESTMENT SECURITIES—94.6% (Cost $27,969,064)		25,066,658
OTHER ASSETS AND LIABILITIES — 5.4%		1,438,090
TOTAL NET ASSETS — 100.0%		$26,504,748

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Ultra Notes	6	March 2023	$717,937	$(1,231)
U.S. Treasury 5-Year Notes	2	March 2023	217,141	418
U.S. Treasury Ultra Bonds	12	March 2023	1,635,375	(22,898)
			$2,570,453	$(23,711)
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	9	March 2023	$1,848,234	$(2,479)
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS§
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Brazilian Government International Bond	Buy	(1.00)%	12/20/27	$1,340,000	$93,134	$(10,560)	$82,574
Republic of South Africa Government International Bond	Buy	(1.00)%	12/20/27	$521,000	38,488	(7,213)	31,275
					$131,622	$(17,773)	$113,849
§Credit default swap agreements enable the fund to buy/sell protection against a credit event of a specific issuer or index. As a seller of credit protection against a security or basket of securities, the fund receives an upfront and/or periodic payment to compensate against potential default events. The fund may attempt to enhance returns by selling protection.

^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.

(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $8,690,439, which represented 32.8% of total net assets.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $203,657. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $548,502.
(4)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $209,977, which includes security collateral of $85,977.
(5)The rate indicated is the yield to maturity at purchase for non–interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
(6)Non-income producing.
(7)Security is in default.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$12,434,909	—
Sovereign Governments and Agencies	—	10,165,259	—
U.S. Treasury Securities	—	1,410,309	—
Preferred Stocks	—	386,774	—
Short-Term Investments	$471,290	198,117	—
	$471,290	$24,595,368	—
Other Financial Instruments
Futures Contracts	$418	—	—
Swap Agreements	—	$113,849	—
	$418	$113,849	—

Liabilities
Other Financial Instruments
Futures Contracts	$26,608	—	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.